EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2011.

/s/ JAMES L. BARKSDALE James L. Barksdale
STATE OF MISSISSIPPI
COUNTY OF MADISON
I, Sharon S. Lucius, a Notary Public in and for said County, in the aforesaid State, do hereby certify that James L. Barksdale, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ SHARON S. LUCIUS Notary Public
My Commission Expires:
October 15, 2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 2011.

/s/ JOHN A. EDWARDSON John A. Edwardson
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John A. Edwardson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2011.

/s/ J.R. HYDE, III J. R. Hyde, III
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Melissa Fleck, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MELISSA FLECK Notary Public
My Commission Expires:
August 2, 2014

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of June, 2011.

/s/ SHIRLEY ANN JACKSON Shirley Ann Jackson
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Shirley Ann Jackson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of June, 2011.

/s/ STEVEN R. LORANGER Steven R. Loranger
STATE OF NEW YORK
COUNTY OF WESTCHESTER
I, Robin D. Cohen, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Steven R. Loranger, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ROBIN D. COHEN Notary Public
My Commission Expires:
1/12/2012

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of June, 2011.

/s/ GARY W. LOVEMAN Gary W. Loveman
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Gary W. Loveman, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of June, 2011.

/s/ SUSAN C. SCHWAB Susan C. Schwab
STATE OF MISSOURI
COUNTY OF ST. LOUIS
I, Sharon J. Williams, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Susan C. Schwab, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the said instrument as her free and voluntary act, for the uses and purposes therein set forth.

/s/ SHARON J. WILLIAMS Notary Public
My Commission Expires:
November 19, 2014

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of June, 2011.

/s/ JOSHUA I. SMITH Joshua I. Smith
STATE OF WEST VIRGINIA
COUNTY OF JEFFERSON
I, Nancy L. Baker, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ NANCY L. BAKER Notary Public
My Commission Expires:
Aug. 29, 2015

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of May, 2011.

/s/ DAVID P. STEINER David P. Steiner
STATE OF TEXAS
COUNTY OF HARRIS
I, Victoria Tarpey, a Notary Public in and for said County, in the aforesaid State, do hereby certify that David P. Steiner, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ VICTORIA TARPEY Notary Public
My Commission Expires:
8-21-2014

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, a Director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of June, 2011.

/s/ PAUL S. WALSH Paul S. Walsh
UNITED KINGDOM OF GREAT BRITAIN
ENGLAND CITY OF LONDON
I, James Kerr Milligan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JAMES KERR MILLIGAN Notary Public
My Commission Expires:
with life

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal financial officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2011.

/s/ ALAN B. GRAF, JR. Alan B. Graf, Jr.
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Mary T. Britt, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ MARY T. BRITT Notary Public
My Commission Expires:
2-13-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal executive officer and a director of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and John L. Merino, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of June, 2011.

/s/ FREDERICK W. SMITH Frederick W. Smith
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Anne R. Coleman, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ ANNE R. COLEMAN Notary Public
My Commission Expires:
9-18-2013

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS:
That the undersigned, the principal accounting officer of FedEx Corporation (the “Corporation”), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation’s Annual Report on Form 10-K with respect to the Corporation’s fiscal year ended May 31, 2011, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.
IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of June, 2011.

/s/ JOHN L. MERINO John L. Merino
STATE OF TENNESSEE
COUNTY OF SHELBY
I, Jo Ann Hands, a Notary Public in and for said County, in the aforesaid State, do hereby certify that John L. Merino, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.

/s/ JO ANN HANDS Notary Public
My Commission Expires:
May 2, 2012